UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

E.DIGITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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EXPLANATORY NOTE

This Amendment No. 1 (this “Amendment”) amends our Definitive Proxy Statement on Form DEF 14A, originally filed on October 5, 2009 (the “Original Filing”). We are filing this Amendment to include  a Notice regarding the Internet availability of Proxy Materials for the Stockholder Meeting to be held on November 19, 2009. Except as described above, no other changes have been made to the Original Filing. The Original Filing continues to speak as of the date of the Original Filing, and we have not updated the disclosures contained therein to reflect any events which occurred at a date subsequent to the filing of the Original Filing.

E.DIGITAL CORPORATION
16770 West Bernardo Drive, San Diego, California 92127

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held November 19, 2009

TO THE STOCKHOLDERS OF
E.DIGITAL CORPORATION

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of e.Digital Corporation, a Delaware corporation (the “Company”), will be held at the offices of the Company, located at 16770 West Bernardo Drive, San Diego, California  92127, on November 19, 2009, beginning at 2:00 p.m. local time.  The Annual Meeting will be held for the following purposes:

1.           To elect directors of the Company to serve as directors until the annual meeting of stockholders to be held in 2010, and until such directors’ successor has been duly elected and qualified or until such directors have otherwise ceased to serve as directors.

2.           To ratify the appointment of SingerLewak LLP as independent accountants for the Company for the fiscal year ending March 31, 2010.

3.           To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

The Board of Directors has fixed October 2, 2009 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof, and only stockholders of record at the close of business on that date are entitled to such notice and to vote at the Annual Meeting.  A list of stockholders entitled to vote at the Annual Meeting will be available at the offices of the Company for ten (10) days prior to the Annual Meeting.

We hope that you will use this opportunity to take an active part in the affairs of the Company by voting on the business to come before the Annual Meeting either by executing and returning the enclosed Proxy Card or by casting your vote in person at the Annual Meeting.

STOCKHOLDERS UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE.  A STAMPED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  IF A STOCKHOLDER RECEIVES MORE THAN ONE PROXY CARD BECAUSE HE OR SHE OWNS SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY CARD SHOULD BE COMPLETED AND RETURNED.

By Order of the Board of Directors

/s/ ROBERT PUTNAM
Robert Putnam
Secretary

San Diego, California	Telephone - (858) 304-3016
October 5, 2009	Facsimile - (858) 304-3023

e.Digital Corporation
16770 West Bernardo Drive
San Diego, California 92127

ANNUAL MEETING OF STOCKHOLDERS
To Be Held November 19, 2009

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of e.Digital Corporation, a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 2:00 p.m., local time, on November 19, 2009, and any postponements or adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting.  The telephone number of the Company is (858) 304-3016 and its facsimile number is (858) 304-3023. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about October 5, 2009.

RECORD DATE AND VOTING

October 2, 2009 has been fixed as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, and any postponements or adjournments thereof.  As of the Record Date, there were 285,588,372 shares of the Company’s common stock, $.001 par value per share (the “Common Stock”) and 65,000 shares of Series AA preferred stock (“Series AA Preferred Stock”) issued and outstanding. A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at the meeting.

Except as provided below, on all matters to be voted upon at the Annual Meeting, each holder of record of Common Stock on the Record Date will be entitled to one vote for each share held, and each holder of Series AA Preferred Stock on the Record Date will be entitle to one hundred votes for each share held, or an aggregate of 6,500,000 votes for the Series AA Preferred Stock.  With respect to all matters other then the election of directors, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter will be the act of the stockholders.  Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors.  Abstentions will be treated as the equivalent of a negative vote for the purpose of determining whether a proposal has been adopted and will have no effect for the purpose of determining whether a director has been elected.  Unless otherwise instructed, proxies solicited by the Company will be voted “FOR” the nominees named herein for election as directors and “FOR” the ratification of the selection of SingerLewak LLP to provide audit services to the Company for the fiscal year ending March 31, 2010.

New York Stock Exchange Rules (“NYSE Rules”) generally require that when shares are registered in street or nominee name, its member brokers must receive specific instructions from the beneficial owners in order to vote on certain proposals.  However, the NYSE Rules do not require specific instructions in order for a broker to vote on the election of directors.  If a member broker indicates on the proxy that such broker does not have discretionary authority as to certain shares to vote on any proposal that does require specific instructions, those shares will not be considered as present and entitled to vote with respect to that matter.  Pursuant to Delaware law, a broker non-vote will not be treated as present or voting in person or by proxy on the proposal.  A broker non-vote will have no effect for the purpose of determining whether a director has been elected.

A stockholder giving a proxy has the power to revoke it at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, by executing a subsequent proxy, or by attending the Annual Meeting and voting in person.  Subject to any such revocation, all shares represented by properly executed proxies will be voted in accordance with the specifications on the enclosed proxy card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON NOVEMBER 19, 2009: Copies of this Proxy Statement, the form of Proxy and our Annual Report on Form 10-K for the year ended March 31, 2009 are available online at http://proxydocs.com/edig.

ELECTION OF DIRECTORS
(Proposal One)

General

The Company’s bylaws state that the Board of Directors shall consist of not less than four nor more than seven members.  The specific number of Board members within this range is established by the Board of Directors and is set at five for this election. A Board of five directors will be elected at the Annual Meeting.  Unless otherwise instructed, proxy holders will vote the proxies received by them for the Company’s five nominees named below.  In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy.  In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.  It is not expected that any nominee will be unable or will decline to serve as a director.  The term of office of each person elected as a director will continue until the next annual meeting of stockholders and such time as his or her successor is fully elected and qualified or until his or her earlier resignation, removal or death.

Directors and Nominees

The following sets forth certain information concerning our nominees as of September 30, 2009:

Name	Age	Position

Allen Cocumelli	59	Chairman of the Board and Director
Alfred H. Falk	54	President, Chief Executive Officer and Director
Robert Putnam	51	Senior Vice President, Interim Chief Accounting Officer, Secretary and Director
Renee Warden	45	Director
Eric M. Polis	39	Director

Biographical Information

Alfred H. Falk – Mr. Falk was promoted and appointed as President and Chief Executive Officer of the company by the Board of Directors on January 20, 2009.  Mr. Falk had been the Company’s vice president of corporate development since July 2004. He formerly served as president and a member of the Board of the company from January 1997 (and from July 1998 as chief executive officer) until July 2004. From March 1995 to January 1997, he served as vice president of corporate development and vice president of OEM and international sales. Prior to joining the company, Falk worked for Resources Internationale as director of U.S. sales from 1993 to 1995. From 1988 to 1993, he was the manager of OEM sales and technology licensing for Personal Computer Products, Inc. From 1978 to 1988, he held several management positions at DH Technology.

Robert Putnam - Mr. Putnam was appointed Senior Vice President in April 1993.  He was appointed a Director of e.Digital Corporation in 1995.  In May 2005, Mr. Putnam assumed the additional responsibilities of Interim Chief Accounting Officer and Corporate Secretary.  Mr. Putnam also served as Secretary from March 1998 until December 2001.  He served as a Director of American Technology Corporation (“ATC”) from 1984 to September 1997 and served as Secretary/Treasurer until February 1994, President and Chief Executive Officer from February 1994 to September 1997 and currently serves as director of investor relations of ATC.  He also served as Secretary/Treasurer of Patriot Scientific (“Patriot”) from 1989 to 2000 and from 1989 to March 1998 was a Director of Patriot.  Mr. Putnam obtained a B.A. degree in mass communications/advertising from Brigham Young University in 1983.  Mr. Putnam devotes only part-time services to the company, approximately twenty hours per week.

Allen Cocumelli - Mr. Cocumelli was appointed Chairman of the Board in October 2008. Mr. Cocumelli also previously served as Chairman of the Board from April 2000 to November 2002. Mr. Cocumelli has been Secretary and General Counsel of SimpleNet, Inc. since 2004. Prior thereto, Mr. Cocumelli was a Director of Website Services at Yahoo! Inc. from 2000 to 2004. Prior to joining Yahoo! Inc., Mr. Cocumelli was General Counsel of Simplenet Network Communications Inc. from 1996 and Chief Operating Officer of Simplenet Network Communications Inc. from November 1997 until 1999. Prior to joining Simplenet Network Communications Inc., Mr. Cocumelli was in the private practice of law. From 1978 to 1986 Mr. Cocumelli served as a manager in the Components Manufacturing Group and as Director of Corporate Training and Development at Intel. Mr. Cocumelli obtained a B.S. degree in Industrial Psychology from the University of California, Los Angeles in 1972 and a J.D. from Thomas Jefferson University in 1991. Mr. Cocumelli is a member of the California Bar Association.

Renee Warden – Ms. Warden has been Financial Manager for Verifone since July 2009. Previously, Ms. Warden was Director of Accounting for Revolution Money, Inc. from April 2007 to July 2009. Prior to its acquisition by Crown Castles in April 2007, Ms. Warden was Manager Special Projects/SOX for Global Signal, Inc. Prior to joining Global Signal, Inc. Ms. Warden was Vice President and Controller for Kintera, Inc. from May 2005 to May 2006. Prior to joining Kintera, Inc., Ms. Warden was an executive officer of e.Digital Corporation. Ms. Warden joined e.Digital Corporation in 1991 as Accounting Manager. In 1997 Ms. Warden was appointed Controller and Corporate Secretary for e.Digital Corporation and in 2003 was promoted to Chief Accounting Officer and Secretary until May 2005. From 1993 to 2003 Ms. Warden also held the positions of Chief Accounting Officer, Secretary and Director of Human Resources for ATC. Ms. Warden obtained a B.S. degree in business accounting from the University of Phoenix in 1999.

Eric M. Polis - Mr. Polis has been Secretary, Treasurer and a Director of ASI Technology Corporation, a publicly traded specialty finance company, since July 2000. He has been employed as an asset manager for privately held Davric Corporation since 1997. Mr. Polis is also a private investor and serves on the board of several Las Vegas non-profit organizations. He obtained a B.S. in Business Administration from the University of Arizona in 1993.

The terms of all directors will expire at the next annual meeting of the Company’s stockholders, or when their successors are elected and qualified. Directors are elected each year, and all directors serve one-year terms. Officers serve at the pleasure of the Board of Directors. There are no arrangements or understandings between the Company and any other person pursuant to which he was or is to be selected as a director, executive officer or nominee. There are no other persons whose activities are material or are expected to be material to the Company’s affairs.  For information concerning beneficial ownership of Common Stock by directors, nominees and executive officers, see “Security Ownership of Certain Beneficial Owners and Management” below.

Required Vote and Recommendation

The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Accordingly, under Delaware law and the Company’s Certificate of Incorporation and Bylaws, abstentions and broker non-votes will not have any effect on the election of a particular director. Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the above Nominees.

The Board of Directors recommends that the stockholders vote “FOR” the election of the above Nominees.

CORPORATE GOVERNANCE

General

Pursuant to Delaware law and our bylaws, our business and affairs are managed by or under the direction of our Board of Directors.  Members of the Board are kept informed of our business through discussions with our President and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.  Our Board has two standing committees:

•	The Audit Committee

•	The Compensation Committee

A copy of our Audit Committee Charter is posted on the Company’s website and is available for review at www.edigital.com.  Copies also are available in print, free of charge, by writing to Investor Relations, e.Digital Corporation, 16770 West Bernardo Drive, San Diego, California 92127.  The Compensation Committee does not have a charter.

Director Independence

Our Board of Directors is comprised of five individuals, two of whom (Messrs. Cocumelli and Polis) we have determined are independent under SEC rules. While Mr. Cocumelli, as Chairman of our Board of Directors, is technically considered as an executive officer under our bylaws, we do not believe that he meets the definition of an “executive officer” under Rule 16a-1(f) of the Exchange Act in that he does not perform any policy-making functions for our company, nor is he compensated for this position. Consequently, we consider Mr. Cocumelli as independent.

Board Committees and Meetings

The Board of Directors met five times during fiscal 2009 and acted by unanimous written consent seven times.  During such fiscal year, each Board member attended 100% of the meetings of the Board held during the period for which he was a director.

The Company has an Audit Committee and a Compensation Committee.  The Company does not have a Nominating Committee or a Corporate Governance Committee.

Audit Committee - The Audit Committee, currently consisting of Ms. Warden and Mr. Putnam, reviews the audit and control functions of the Company, the Company’s accounting principles, policies and practices and financial reporting, the scope of the audit conducted by our Company’s auditors, the fees and all non-audit services of the independent auditors and the independent auditors’ opinion and letter of comment to management and management’s response thereto. The Audit Committee is governed by a written charter adopted in 2000. The Audit Committee was designated on June 7, 2000 and held four meetings during the fiscal year ended March 31, 2009.

Ms. Warden has been designated as the “Audit Committee Financial Expert,” as defined by Regulation S-K, although as a paid accounting consultant to the Company she is not an “independent” director, as defined under the NASDAQ Stock Market rules and Rule 10A-3 of the Securities Exchange Act of 1934. Likewise Mr. Putnam, as an executive officer is not independent.

Compensation Committee - The Compensation Committee is currently comprised of two non-employee Board members, Allen Cocumelli and Eric M. Polis (appointed to the Committee in October 2008).  The Compensation Committee reviews and recommends to the Board the salaries, bonuses and perquisites of our company’s executive officers.  The Compensation Committee also reviews and recommends to the Board any new compensation or retirement plans and administers such plans.  No executive officer of our Company serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Company’s Board of Directors or Compensation Committee.  The Compensation Committee did not hold any meetings during the fiscal year ended March 31, 2009.  See “Executive Compensation - Compensation Overview” below.

Communication with Directors

Stockholders and other interested parties who want to communicate with our Board of Directors, the non-employee Board members as a group or any other individual director should write to us at:

e.Digital Corporation
c/o Secretary
16770 West Bernardo Drive
San Diego, California 92127

Pursuant to procedures established by our non-employee Board members, we review each communication sent in accordance with the above instructions and forward such communication to the specified person or persons for response.  We will not forward any incoherent, obscene or similarly inappropriate communication, or any communication that involves an ordinary business matter (such as a job inquiry, a business account or transaction, a request for information about us, form letters, spam, invitations and other forms of mass mailings), unless requested by a director or at Management’s discretion.

Code of Business Conduct and Ethics

The Company has adopted a Code of Conduct that includes a code of ethics that applies to all of the Company’s employees and directors (including its principal executive officer and its principal finance and accounting officer).  This Code of Conduct is posted on the Company’s website and is available for review at www.edigital.com.  Copies are also available in print, free of charge, by writing to Investor Relations, e.Digital Corporation, 16770 West Bernardo Drive, San Diego, California 92127. We intend to disclose any amendments to, or waivers from, our code of business conduct and ethics on our website.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Company’s Board of Directors was formed in June 2000 and is currently comprised of Directors, Allen Cocumelli and Eric M. Polis.  None of these individuals was at any time during the fiscal year 2009, or at any time, considered an employee or officer of the Company.  No executive officer of the Company serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.

Director Compensation

Stock Options - Directors have received in the past and may receive in the future stock options pursuant to the Company’s stock option plans.

Standard Compensation - The Company has no other arrangements to pay any direct or indirect remuneration to any directors of the Company in their capacity as directors other than in the form of reimbursement of expenses for attending directors’ or committee meetings.

RATIFICATION OF INDEPENDENT AUDITOR

(Proposal Two)

The Audit Committee has recommended, and the Board has approved, the selection of SingerLewak LLP to provide audit services to the Company for the fiscal year ending March 31, 2010.  Representatives of SingerLewak LLP, are expected to be present at the Annual Meeting.

Although this appointment of SingerLewak LLP as independent accountants is not required to be submitted to a vote by stockholders, the Board believes it appropriate, as a matter of policy, to request that the stockholders ratify the appointment.  If stockholder ratification (by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting) is not received, the Audit Committee of the Board will reconsider the appointment.  Even if the selection of SingerLewak LLP is ratified, the Audit Committee of the Board may, in its discretion, appoint a different firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of the Company and its stockholders. Unless otherwise directed, the proxy will be voted in favor of the ratification of such appointment.

Fees Paid to Independent Auditors

The following table describes fees for professional audit services rendered by SingerLewak LLP, our principal accountant, for the audit of our annual financial statements for the years ended March 31, 2009 and March 31, 2008 and fees billed for other services rendered by SingerLewak LLP during those periods. These amounts include fees paid to SingerLewak LLP.

Type of Fee	2009	2008
Audit Fees (1)	$160,797	$158,232
Audit Related Fees (2)	-	15,153
Tax Fees (3)	-	-
All Other Fees (4)	-	-
Total	$160,797	$173,385

1.    Audit Fees include the aggregate fees paid by us during the fiscal year indicated for professional services rendered by SingerLewak LLP for the audit of our annual financial statements and review of financial statements included in our Forms 10-Q.

2.    Audit Related Fees include the aggregate fees paid by us during the fiscal year indicated for assurance and related services by SingerLewak LLP that are reasonably related to the performance of the audit or review of our financial statements and not included in Audit Fees.

3.    Tax Fees include the aggregate fees paid by us during the fiscal year for professional services for tax compliance, tax advice and tax planning. No such fees were billed by SingerLewak LLP for the respective periods.

4.    All Other Fees include the aggregate fees paid by us during the fiscal year indicated for products and services other than the services reported above. No such fees were billed by SingerLewak LLP for the respective periods.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent auditor. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the auditors’ independence. The Audit Committee has considered the role of SingerLewak LLP in providing services to us for the fiscal year ended March 31, 2009 and has concluded that such services are compatible with their independence as our company’s auditors. The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit services provided by SingerLewak LLP in fiscal year 2009.

Proposal

At the Annual Meeting, stockholders will be asked to ratify the appointment of SingerLewak LLP, as the independent auditors of the Company for the fiscal year ending March 31, 2010.

The Board of Directors recommends a vote “FOR” the Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Common Stock

The following security ownership information is set forth, as of September 15, 2009, with respect to (i) each stockholder known by us to be beneficial owners of more than 5% of our outstanding Common Stock, (ii) each of the current directors and nominees for election as directors, (iii) each of the executive officers named in the Summary Compensation Table below and (iv) all current directors, nominees and executive officers as a group (five persons).  Other than as set forth below, we are not aware of any other stockholder who may be deemed to be a beneficial owner of more than 5% of our company’s Common Stock.

Name and Address	Amount and Nature of	Percent	Title
of Beneficial Owner	Beneficial Ownership(1)	of Class	of Class

Alfred H. Falk	1,743,850 (1)	*	Common
16770 West Bernardo Drive
San Diego, CA 92127

Robert Putnam	5,299,459 (2)	1.8%	Common
16770 West Bernardo Drive
San Diego, CA 92127

Allen Cocumelli	751,000 (3)	*	Common
16770 West Bernardo Drive
San Diego, CA 92127

Eric M. Polis	3,944,619 (4)	1.4%	Common
980 American Pacific Drive, #111
Henderson, NV 89014

Renee Warden	750,000 (5)	*	Common
16770 West Bernardo Drive
San Diego, CA 92127

Jerry E. Polis	23,453,919(6)	8.2%	Common
980 American Pacific Drive, #111
Henderson, NV 89014

All officers, directors and nominees
as a group (5 persons)	12,488,928 (7)	4.3%	Common

(1)	Includes 550 shares held by son to which Mr. Falk disclaims beneficial ownership. Includes options and warrants exercisable within 60 days to purchase 750,000 shares.
(2)	Includes options and warrants exercisable within 60 days to purchase 1,500,000 shares and preferred stock convertible into 1,060,959 shares.
(3)	Includes options exercisable within 60 days to purchase 750,000 shares.
(4)
Includes options exercisable within 60 days to purchase 150,000 shares. Also includes (i) 2,307,421 shares of common stock held a Family Trust of which Mr. Polis is Trustee, (ii) 1,042,696 shares of common stock held by the Polis Family LLC of which Mr. Polis is a managing member, (iii) 133,000 shares of common stock held by The Polis Charitable Foundation of which Mr. Polis is an officer, (iv) 25,000 shares of common stock held in a personal IRA, (v) 107,922 shares of common stock held by ASI Capital Corporation of which Mr. Polis is Secretary, (vi) 138,580 shares of common stock held by ASI Technology Corporation of which Mr. Polis is Secretary, and (vii) 40,000 shares of common stock held as custodian for a minor child. Mr. Polis disclaims beneficial ownership of the shares held by the Polis Charitable Foundation and as custodian for the minor child and to the shares held by ASI Capital Corporation and ASI Technology Corporation except to the extent of his respective pecuniary interest.

(5)	Includes options exercisable within 60 days to purchase 750,000 shares.

(6)
Includes (i) 14,364,807 shares of common stock held by the Jerry E. Polis Family Trust (“Family Trust”) of which Mr. Polis is Trustee, (ii) 6,883,504 shares of common stock held by Davric Corporation (“Davric”) of which Mr. Polis is President and Director and convertible debt held by Davric for 487,810 shares of common stock (iii) 1,042,696 shares of common stock held by the Polis Family LLC of which Mr. Polis is a managing member, (iv) 133,000 shares of common stock held by The Polis Charitable Foundation of which Mr. Polis is President, (v) 228,000 shares of common stock held by the Polis Museum of Fine Art of which Mr. Polis is trustee, (vi) 67,600 shares of common stock held in a personal IRA, (viii) 107,922 shares of common stock held by ASI Capital Corporation of which Mr. Polis is President and (ix) 138,580 shares of common stock held by ASI Technology Corporation of which Mr. Polis is President. Mr. Polis disclaims beneficial ownership of the shares held by the Polis Charitable Foundation and the Polis Museum of Fine Art and to the shares held by ASI Capital Corporation and ASI Technology Corporation except to the extent of his respective pecuniary interest.

(7)	Includes options and warrants exercisable within 60 days to purchase 3,900,000 shares and preferred stock convertible into 1,069,959 shares.
____________________________
*  Less than 1%

Series AA Preferred Stock

The following security ownership information is set forth as of September 15, 2009 with respect to certain persons or groups known to the Company to be beneficial owners of more than 5% of Series AA Preferred Stock.

Name and Address	Amount and Nature of	Percent	Title
of Beneficial Owner	Beneficial Ownership(1)	of Class	of Class

Robert Putnam	10,000 (2)	15.4%	Series AA
16770 West Bernardo Drive			Preferred Stock
San Diego, CA 92127

James A. Barnes	15,000 (3)	23.1%	Series AA
8617 Canyon View Dr.			Preferred Stock
Las Vegas, NV 89117

Norris Family 1997 Trust	10,000 (4)	15.4%	Series AA
16101 Blue Crystal Trail			Preferred Stock
Poway, CA 92064

James C. Zolin & Josephine Zolin	5,000 (5)	7.7%	Series AA
17108 Via De La Valle			Preferred Stock
Rancho Santa Fe, CA 92067

Victor Gabourel	5,000 (6)	7.7%	Series AA
11404 Cypress Woods Dr.			Preferred Stock
San Diego, CA 92131

Wayne Opperman and Barbara Opperman	10,000 (5)	15.4%	Series AA
36837 Wax Myrtle Place			Preferred Stock
Murieta, CA 92562

Robert M. Kaplan	5,000 (6)	7.7%	Series AA
P.O. Box 2600			Preferred Stock
Sun Valley, ID 83353

(1)
Represents the number of shares of Series AA Preferred Stock held as of September 15, 2009. At such date an aggregate of 65,000 shares of Series AA Preferred Stock were issued and outstanding with each share having 100 votes per share.

(2)	Mr. Putnam is an officer and director of the Company and has sole voting and investment power with respect to the Series AA Preferred Stock.
(3)
Includes 5,000 shares held by Sunrise Capital, Inc., 5,000 shares held by Sunrise Management, Inc. Profit Sharing Plan and 5,000 shares held by Palermo Trust. Mr. Barnes is President of Sunrise Capital, Inc. and Trustee of Sunrise Management, Inc. Profit Sharing Plan and the Palermo Trust. Mr. Barnes shares investment and voting power with respect to the Series AA Preferred Stock with his spouse.

(4)	Voting and investment power with respect to the Series AA Preferred Stock is shared by Elwood G. Norris and Stephanie Norris.
(5)	The named owners are believed by the Company to share investment and voting power over the Series AA Preferred Stock.
(6)	The named owner is believed by the Company to have sole investment and voting power over the Series AA Preferred Stock.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of March 31, 2009, with respect to compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance, aggregated as follows:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	7,550,500	$0.16	3,590,000

Equity compensation plans not approved by security holders (1)	500,000	$0.15	-0-

Total	8,050,500	$0.16	3,590,000

(1) Includes (a) 250,000 shares of common stock subject to inducement stock options granted to an employee (subsequently appointed an executive officer) with an exercise price of $0.145 per share, and (c) 250,000 shares of common stock granted to a consultant vesting on a performance basis with an exercise price of $0.16 per share.

EXECUTIVE COMPENSATION

Executive Officers

Our current executive officers* are as follows:

Name	Age	Position

Alfred H. Falk**	54	President and Chief Executive Officer
Robert Putnam**	51	Senior Vice President, Interim Chief Accounting Officer and Secretary

_____________________

* Allen Cocumelli, as Chairman of our Board of Directors, is technically considered as an executive officer under our bylaws. However, we do not believe that he meets the definition of an “executive officer” under Rule 16a-1(f) of the Securities Exchange Act of 1934 in that he does not perform any policy-making functions for our Company, nor is he compensated for this position.

**For additional information with respect to Messrs. Falk and Putnam who are also nominees as directors, see “Election of Directors.”

Compensation Discussion and Analysis

 Overview - Because we have a limited number of employees, we are not a heavily executive laden company. Our president and chief technical officer, William Blakeley, resigned effective January 16, 2009 and was paid three months salary continuation as severance as provided by the terms of his 2005 employment letter.  Alfred H. Falk was concurrently appointed president and chief executive officer.  Mr. Falk’s base salary is approximately $20,000 lower then Mr. Blakeley’s.  Except for the foregoing, we had no change in executive officers during fiscal 2009 and there were no changes in executive officer pay rates nor any stock options granted to executive officers nor any cash bonuses paid or accrued during the fiscal year ended March 31, 2009. Accordingly for such fiscal year the members of the Compensation Committee (Allen Cocumelli and Eric M. Polis) concluded, without a formal meeting, that no additional base salary was to be paid and that no bonus or equity award was to be made to any executive officer.

The future of our company requires that a plan and compensation philosophy be in place to hire and maintain talented executives in the future. For this reason, the Committee plans to adopt a charter as soon as growth dictates the need for an expanded executive team. In developing our guidelines and ultimately our charter, the following principles are likely to figure greatly in them:

•	To pay salaries that are competitive in our industry and our geographical market.
•	To use, assuming that it makes sense for our company, executive pay practices that are commonly found in companies engaged in a similar industry.
•	To maintain a ‘pay for performance’ outlook, particularly in our incentive programs.
•	To pay salaries, and award merit increases, on the basis of the individual executive’s performance and contributions to our organization.

To attain these goals, we have created an executive compensation program which consists of base pay, a stock option program and employee benefits.

Our executive compensation program rewards executives for company and individual performance. Company and individual performance are strongly considered when we grant base pay increases and equity awards. For all management and supervising employees of our company, other than the PEO (Principal Executive Officer) and PFO (Principal Financial Officer), the PEO and management team decide cash compensation subject to review by the Compensation Committee or the Board. The Board determines and approves all equity awards after input from management. Our company has no bonus plan and no bonus was accrued or paid for fiscal 2009. We may grant bonuses to executive and non-executive personnel in the future.

The Role of the Compensation Committee - Our Compensation Committee has not adopted a formal charter. The Compensation Committee performs the following functions regarding compensation for the named executive officers (“ NEOs”):

•	Review and approve our company’s goals relating to Principal Executive Officer (“PEO”) compensation.
•	Evaluate the PEO’s performance in light of the goals.
•	Make recommendations to the board regarding compensation to be paid to the other NEOs.
•	Annually review, for all NEOs, annual base salary, bonus, long term incentives, employment-related agreements and special benefits.

Our Process for Setting Executive Pay - Base salaries are intended to be competitive with market rates and are based on an internal evaluation of the responsibilities of each position. Salaries for executive officers are reviewed on an annual basis.

The Committee’s compensation policies are particularly designed to align executive officer and senior management salaries and bonus compensation to the individual’s performance in the short-term and to emphasize compensation from equity, primarily employee stock options, for long-term incentives.

Our long-term incentive program consists of a stock option program pursuant to which the PEO and other executive officers (as well as other key employees) are periodically granted stock options at the then fair market value (or higher prices) of our common stock. These option programs are designed to provide such persons with significant compensation based on overall company performance as reflected in the stock price, to create a valuable retention device through standard two to three year vesting schedules and to help align employees’ and shareholders’ interests. Stock options are typically granted at the time of hire to key new employees, at the time of promotion to certain employees and periodically to a broad group of existing key employees and executive officers.

PEO Compensation – Upon his appointment on or about January 16, 2009, the Committee, without a formal meeting, approved for Mr. Falk a continuation of his then annual base salary of $155,000, a level the Committee feels based on the increased responsibilities is at the lower range of base salaries for Principal Executive Officers at similarly situated companies (and approximately $20,000 lower than the base salary paid to our prior Principal Executive Officer, Mr. Blakeley). Although the Committee attempts to align the Principal Executive Officer’s salary with performance, it chose to provide no salary increases during fiscal 2009 as part of a general company-wide effort to contain costs. The Committee believes Mr. Falk has significant long-term stock incentives. Mr. Falk is currently an employee at will.

Compliance with Internal Revenue Code Section 162(m) - Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly-held companies for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any year. The limitation applies only to compensation which is not considered to be performance-based, either because it is not tied to the attainment of performance milestones or because it is not paid pursuant to a stockholder-approved plan. The non-performance based compensation paid to our executive officers for the 2009 fiscal year did not exceed the $1 million limit per officer. It is not expected that the compensation to be paid to our executive officers for the 2010 fiscal year will exceed that limit. Our Stock Option Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of his or her outstanding options under the plan with an exercise price per share equal to the fair market value per share of the Common Stock on the grant date will qualify as performance-based compensation which will not be subject to the $1 million limitation. It is unlikely that the cash compensation payable to any of our executive officers in the foreseeable future will approach the $1 million limit. The Committee’s present intention is to comply with the requirements of Section 162(m) unless and until the Committee determines that compliance would not be in the best interest of the company and its shareowners.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary(1)	Bonus	Option Awards (2)	All Other Compensation	Total
Alfred H. Falk, President and Chief Executive Officer (PEO)	2009	$155,000	$-0-	$-0-	$-0-	$155,000

William Blakeley, President and Chief Technical Officer (PEO) (3)	2009 2008 2007	$155,184 $175,000 $175,000	$-0- $-0- $-0-	$-0- $22,426 $33,026	$40,385 (3) $-0- $-0-	$195,569 $197,426 $208,026

Robert Putnam, Senior Vice President, Secretary and Interim Chief Accounting Officer (PFO) (4)	2009 2008 2007	$85,000 $85,000 $85,000	$-0- $-0- $-0-	$-0- $13,052 $13,052	$-0- $-0- $-0-	$85,000 $98,052 $98,052

(1)	Represents actual cash compensation.
(2)
The value listed in the above table represents the fair value of the options granted in prior years that was recognized in 2009, 2008 and 2007 under Statement of Financial Standards (SFAS) No. 123R. Fair value is calculated as of the grant date using a Black-Scholes option-pricing model. The determination of the fair value of share-based payment awards made on the date of grant is affected by our stock price as well as assumptions regarding a number of complex and subjective variables. Our assumptions in determining fair value are described in note 10 to our audited consolidated financial statements for the year ended March 31, 2009, included herein.

(3)	Mr. Blakeley resigned as an executive officer effective January 16, 2009. All other compensation represents severance pay on termination.
(4)	Mr. Putnam provides part-time services to our company. See “Certain Relationships and Related Transactions – Conflicts of Interest.”

Outstanding Equity Awards at Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
Alfred H. Falk	750,000 400,000	- -	- -	$0.145 $0.23	3/30/10 7/1/09

William Blakeley(1)	-	-	-	-	-

Robert Putnam	25,000 500,000	- -	- -	$0.23 $0.145	07/1/09 3/30/10

(1)
A total of 1,175,000 vested and exercisable options were forfeited during the year and options on 375,000 shares were exercised on a net exercise basis with 156,896 net shares of common stock issued. The intrinsic value of the options exercised was $27,300 and Mr. Blakeley reimbursed the Company for the employee share of payroll and withholding taxes.

Option Exercises and Stock Vested Table

There were no options exercised by the Named Executive Officers during fiscal 2009.

There are no pension benefits for any Named Executive Officer.

Employment Agreements, Termination of Employment and Change in Control Arrangements

Our president and chief technical officer, William Blakeley, resigned effective January 16, 2009.  Although Mr. Blakeley was an employee at will, the Company, at the time of his hire (effective November 14, 2005) entered into a letter agreement that obligated it to pay Mr. Blakeley three months severance in the form of salary continuation and benefit continuation.

Neither Mr. Falk, nor Mr. Putnam, has an employment letter or agreement.

Director Compensation

Our directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the board of directors and committee meetings. Employee directors do not receive any cash compensation for services as directors and have not received any equity compensation grants designated for such services. In addition, members of the board of directors who are not employees receive equity compensation grants as consideration for board and committee service from time to time. There is no established policy as to frequency or amount of equity compensation grants for non-employee directors.

The following table sets forth the compensation paid to our non-employee directors in fiscal 2009.

Name	Fee Earned or Paid in Cash	Option Awards (1)	All Other Compensation	Total
Alex Diaz (2)	--	$ -0-	--	$ -0-
Allen Cocumelli (3)	--	$12,723	--	$12,723
Renee Warden (4)	--	$12,723	--	$12,723
Eric M. Polis (5)	--	$3,975	--	$3,975

(1)
The value listed in the above table represents the fair value of the options granted that was recognized in 2009 under SFAS No. 123R. Fair value is calculated as of the grant date using a Black-Scholes option-pricing model. The determination of the fair value of share-based payment awards made on the date of grant is affected by our stock price as well as assumptions regarding a number of complex and subjective variables. Our assumptions in determining fair value are described in note 10 to our audited consolidated financial statements for the year ended March 31, 2009, included in our Annual Report on Form 10-K.

(2)	Mr. Diaz resigned as a director in October 2008 and forfeited options on 775,000 shares of common stock (691,666 that were vested and exercisable).
(3)	At March 31, 2009 Mr. Cocumelli had option awards outstanding exercisable into 775,000 shares of common stock of which 691,666 were vested and exercisable.
(4)
Ms. Warden served as our Chief Accounting Officer and Secretary until May 2005 and during fiscal 2009 provided accounting services unrelated to her role as a director or audit committee member and earned compensation of $3,356 not included above. At March 31, 2009 Ms. Warden had option awards outstanding exercisable into 850,000 shares of common stock of which 766,666 were vested and exercisable.

(5)	At March 31, 2009 Mr. Polis had option awards outstanding exercisable into 300,000 shares of common stock of which 75,000 were vested and exercisable.

AUDIT COMMITTEE REPORT

The Company’s Audit Committee operates under a written charter adopted by the Board of Directors on June 7, 2000. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Company’s management has primary responsibility for the financial statements and the reporting process including the systems of internal controls. The Audit Committee currently consists of two directors (neither of which is considered to be an independent director (as defined in the Marketplace Rules of The NASDAQ Stock Market) and holds one position vacant.  In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

The Audit Committee reviewed with SingerLewak LLP, the Company’s independent auditors for the fiscal year ended March 31, 2009, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, “Communications with Audit Committees.” In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures which were required by the Independence Standards Board. The Audit Committee also reviewed the independence letter from SingerLewak LLP required by Independence Standard Board Standard No. 1, “Independence Discussions with Audit Committees.”

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended March 31, 2009 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of SingerLewak LLP as the Company’s independent auditors for the fiscal year ended March 31, 2010.  The lack of oversight by an independent audit committee also was identified as a material weakness in our accounting and financial functions in such Annual Report.

By: The Audit Committee of the Board of Directors
Renee Warden
Robert Putnam

Note: The above report is not deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Conflicts of Interest

Certain conflicts of interest now exist and will continue to exist between e.Digital Corporation and its officers and directors due to the fact that they have other employment or business interests to which they devote some attention and they are expected to continue to do so.  We have not established policies or procedures for the resolution of current or potential conflicts of interest between our company and its management or management affiliated entities.  There can be no assurance that members of management will resolve all conflicts of interest in our company’s favor.  The officers and directors are accountable to our company as fiduciaries, which means that they are legally obligated to exercise good faith and integrity in handling our company’s affairs.  Failure by them to conduct our company’s business in its best interests may result in liability to them.

Officer and director Robert Putnam also acts as Investor Relations of ATC.  The possibility exists that these other relationships could affect Mr. Putnam’s independence as a director and/or officer of e.Digital Corporation.  Mr. Putnam is obligated to perform his duties in good faith and to act in the best interest of our company and its stockholders, and any failure on his part to do so may constitute a breach of his fiduciary duties and expose such person to damages and other liability under applicable law.  While the directors and officers are excluded from liability for certain actions, there is no assurance that Mr. Putnam would be excluded from liability or indemnified if he breached his loyalty to our company.

Transactions with Related Persons

On occasion we engage in certain related party transactions. Related parties include directors and executive officers and their immediate family members and certain security holders and their immediate family members. For purposes of this disclosure related party security holders include any beneficial owner of more than five percent of either our common or preferred shares. The following are related party transactions with respect to the two fiscal years ended March 31, 2009.

Mr. James A. Barnes, was considered a related party between April 1, 2007 and December 2007 through ownership of greater than 5% of the our Series D preferred stock (subsequently converted to common stock in December 2007) and again in June 2008 when affiliated entities acquired greater than 5% of our Series AA preferred stock. During fiscal 2008 and fiscal 2009, we incurred accounting and regulatory consulting services of $36,405 and $44,997, respectively to Sunrise Capital, Inc., a company controlled by Mr. Barnes.

Jerry E. Polis and affiliated entities are considered as related parties through ownership of greater than 5% of the our Series D preferred stock (subsequently converted to common stock in December 2007 through which Mr. Polis continued as a related party through ownership of greater than 5% of our outstanding common stock). At April 1, 2007 we owed Davric $952,967 on a 7.5% Convertible Term Note (“Term Note”). Stated monthly principal and interest payments were $15,000 in April 2007 increasing to $30,000 starting in December 2007 and $50,000 starting in December 2008 with maturity November 30, 2009.  We may, subject to certain limitations, elect to make monthly installment payments either in cash or in shares of common stock (“Monthly Installment Shares”).  Monthly Installment Shares are valued at the arithmetic average of the closing prices for the last five trading days of the applicable month without discount.  Installment note payments must be paid in cash if the computed average price is less than $0.10 per share.  Subject to certain notice periods and other limitations, the balance of the Term Note is convertible by Davric at $0.30 per common share and we may elect to call the Term Note for mandatory conversion if the closing sale price of our common stock is at least $0.40 per share for ten consecutive trading days.  We also may prepay the Term Note in full or in minimum parts of $50,000 on ten-day notice.  The Term Note may be subordinate to certain future senior indebtedness as defined in the Term Note.  We are not obligated to register the Monthly Installment Shares or any shares issuable on conversion of the Term Note. During fiscal 2008 we made $240,000 of principal and interest payments through the issuance of 1,623,808 restricted shares of common stock reducing the principal balance to $780,065 at March 31, 2008. Interest expense paid on the Term Note for the year ended March 31, 2008 was $107,098. During fiscal 2009 we made two monthly payments totaling $60,000 in cash and ten monthly payments aggregating $380,000 by issuing 3,018,331 restricted shares of common stock reducing the principal balance to $387,234 at March 31, 2009. Interest expense paid on the Term Note for the year ended March 31, 2009 was $47,169.

On March 23, 2007 we entered into a short-term purchase order and working capital financing arrangement providing cash proceeds of $750,000, the balance at April 1, 2007. The lender, ASI Capital Corporation, is a Nevada based mortgage broker/banker of which Jerry E. Polis is Chairman, President and largest shareholder. We paid an initial origination finance charge of $15,000 by issuing 73,385 restricted shares of common stock. In connection with two renewals during fiscal 2008 we paid aggregate finance charges of $15,500 by issuing 104,196 restricted shares of common stock. We made principal reductions of $300,000 during fiscal 2008 and the principal balance at March 31, 2008 was $450,000. During fiscal 2008 we made cash interest payments of $111,750 (in addition to the finance charges described above). The obligation was amended to be payable to the parent of ASI Capital, Inc. or ASI Technology Corporation in connection with a December 2007 extension. In connection with two renewals during fiscal 2009 we paid aggregate finance charges of $7,000 by issuing 68,921 restricted shares of common stock. During fiscal 2009 we made additional principal reductions of $150,000 and paid the remaining principal balance of $300,000 in March 2009. There was no balance outstanding at March 31, 2009 and we made cash interest payments of $69,750 (in addition to the finance charges described above). The obligation was documented by an 18% secured promissory note, as amended, with interest payable monthly for any full or partial month the principal was outstanding and was secured pursuant to a security agreement providing a security interest in substantially all of the our assets.

In April 2008 we borrowed $40,000 pursuant to an unsecured 12% promissory note with principal and interest due April 3, 2009 from Mr. Jerry Polis’ family trust. In April 2008 we issued 40,000 shares of common stock as payment of a $4,800 originating finance fee. This note was repaid in March 2009 with cash interest paid of $4,667.

In June 2008 director and officer Robert Putnam purchased 10,000 shares of Series AA convertible preferred stock and related warrants exercisable for 1,000,000 shares of common stock for cash of $100,000 on the same terms as other unaffiliated investors.

During fiscal 2009 we paid director and former executive officer Renee Warden an aggregate of $3,356 ($6,121 in fiscal 2008) for accounting services unrelated to her role as a director or audit committee member.

On June 6, 2007, directors Alex Diaz, Renee Warden and Allen Cocumelli were each granted an option on 250,000 common shares exercisable at $0.18 per share until June 6, 2011 subject to two year vesting and other standard option plan conditions. On October 8, 2008 we granted newly appointed director Eric M. Polis options on 300,000 common shares vesting over two years and exercisable at $0.115 per share until October 2013, subject to continued service. Mr. Eric Polis is also an officer and director of ASI Technology and ASI Capital, with transactions described above.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s directors, executive officers and persons who own more than 10% of the Common Stock to file initial reports of ownership (Forms 3) and reports of changes in ownership of Common Stock (Forms 4 and Forms 5) with the Securities and Exchange Commission.

Based solely on a review of copies of such reports furnished to our Company and representation that no other reports were required during the fiscal year ended March 31, 2009, we believe that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the Securities and Exchange Commission except as follows: One issuance of 28,517 shares to ASI Technology Corporation (ASI) as payment for a $3,000 finance fee on February 6, 2009 did not qualify for Form 5 reporting and was reported late on one Form 4 on May 18, 2009 by Eric M. Polis, an officer and director of ASI and a director of the Company.

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR
2010 ANNUAL MEETING

Any proposal relating to a proper subject which an eligible stockholder may intend to present for action at the Company’s 2010 Annual Meeting of Stockholders and which such stockholder may wish to have included in the proxy material for such meeting in accordance with the provisions of Rule 14a-8 promulgated under the Exchange Act must be received as far in advance of the meeting as possible in proper form by the Secretary of the Company at 16770 West Bernardo Drive, San Diego, California 92127 and in any event not later than June 7, 2010.  It is suggested that any such proposal be submitted by certified mail, return receipt requested.

OTHER BUSINESS OF THE ANNUAL MEETING

Management is not aware of any matters to come before the Annual Meeting or any postponement or adjournment thereof other than the election of directors and the ratification of accountants.  However, inasmuch as matters of which Management is not now aware may come before the meeting or any postponement or adjournment thereof, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their best judgment with respect thereto, provided that, to the extent the Company becomes aware a reasonable time before the Annual Meeting of any matter to come before such meeting, the Company will provide an opportunity to vote by proxy directly on such matter.  Upon receipt of such proxies in time for voting, the shares represented thereby will be voted as indicated thereon and as described in this Proxy Statement.

MISCELLANEOUS

The solicitation of proxies is made on behalf of the Company and all the expenses of soliciting proxies from stockholders will be borne by the Company.  In addition to the solicitation of proxies by use of the mails, officers and regular employees may communicate with stockholders personally or by mail, telephone, telegram, or otherwise for the purpose of soliciting such proxies, but in such event no additional compensation will be paid to any such persons for such solicitation.  The Company will reimburse banks, brokers and other nominees for their reasonable out-of-pocket expenses in forwarding soliciting material to beneficial owners of shares held of record by such persons.

By Order of the Board of Directors

/s/ ROBERT PUTNAM
Robert Putnam
Secretary
San Diego, California
October 5, 2009

e.Digital Corporation
This Proxy is solicited on behalf of the Board of Directors

2009 ANNUAL MEETING OF STOCKHOLDERS
To Be Held November 19, 2009

The undersigned stockholder of e.Digital Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October 5, 2009, and hereby appoints Alfred H. Falk and Robert Putnam, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2009 Annual Meeting of Stockholders of e.Digital Corporation, to be held on Thursday, November 19, 2009, at 2:00 p.m., local time, at the offices of the Company, located at 16770 West Bernardo Drive, San Diego, California  92127, and at any adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1. ELECTION OF DIRECTORS:	___ FOR all nominees listed below	___WITHHOLD AUTHORITY to vote
	(except as indicated)	for all nominees listed below

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the following list:

Alfred H. Falk, Robert Putnam, Allen Cocumelli, Renee Warden and Eric M. Polis.

2.	PROPOSAL TO RATIFY THE APPOINTMENT OF SINGERLEWAK LLP, AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2010:

___ FOR	___ AGAINST	___ ABSTAIN

and, in their discretion, upon such other matter or matters that may properly come before the meeting or any adjournment thereof.

(Continued on reverse side)

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION AND NO ABSTENTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE RATIFICATION OF THE APPOINTMENT OF SINGERLEWAK LLP, AS INDEPENDENT AUDITORS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.  THE TELEPHONE NUMBER OF THE COMPANY IS (858) 304-3016 AND ITS FACSIMILE NUMBER IS (858) 304-3023.

DATED:____________________, 2009

Signature

Signature

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope.  Persons signing in a fiduciary capacity should so indicate.  If shares are held by joint tenants or as community property, both should sign).

☐ I PLAN TO ATTEND THE MEETING

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Even if you plan to join us at the meeting,

Please. . ..

Sign, date, and return your proxy in the enclosed, postage paid envelope.

Thank You